UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 31, 2007

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 5.02 (e)	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Issuance of Performance Shares under the 2004-2006 Performance Share Plan

On January 31, 2007, the Human Resources and Compensation Committee of the Board of Directors (the “Compensation Committee”) of Dollar Thrifty Automotive Group, Inc., a Delaware corporation (the “Company”), approved the issuance of 196,597 shares of common stock under the Company’s Performance Share Grant Agreements covering the three year period from January 1, 2004 through December 31, 2006 (collectively, the “2004 Performance Agreement”). The 2004 Performance Agreement was made pursuant to the Company’s Long-Term Incentive Plan and Director Equity Plan. The 2004 Performance Agreement provided for a targeted number of performance shares totaling 293,240 to be issued to certain officers, including each of the named executive officers of the Company as noted below. The ultimate award when originally granted was expected to range from zero to 200% of the target award, depending on the Company’s total shareholder return compared to companies listed in the Russell 2000 Index and airport market share growth of the Company’s two vehicle rental brands, Dollar and Thrifty, during the performance period. Upon calculation of the final results under the 2004 Performance Agreement, the ultimate award for grantees employed for the full three years was 74.6% of the target award, and the award for grantees not employed for the full three years was pro rated based on length of service at 100% of the target award pursuant to the terms of the 2004 Performance Agreement. The following table details the number of shares issued to the named and former named executive officers of the Company:

Named Executive Officer	Title	Number of Performance Shares Issued

Gary L. Paxton	President and Chief Executive Officer	27,466
Donald M. Himelfarb	Former Senior Executive Vice President and Chief Administrative Officer	23,051
Steven B. Hildebrand	Senior Executive Vice President and Chief Financial Officer	16,785
John J. Foley	Senior Executive Vice President	12,869
R. Scott Anderson	Senior Executive Vice President	12,764

2007 Incentive Compensation Plan

On February 1, 2007, the Compensation Committee approved the 2007 Incentive Compensation Plan (the “Incentive Compensation Plan”). The Incentive Compensation Plan continues the Company’s value-sharing concept and provides for a fixed percentage of the pretax profit (the “Incentive Pool”) to be shared in cash with employees if results equal or exceed a threshold level of profit margin performance.

The Incentive Pool created by the sharing percentage is allocated to participants based on individual target award levels. These target award levels differ by participant and by the responsibilities of the positions held by each participant. The following table details the target awards of the named executive officers of the Company:

Named Executive Officer	Title	Target Award (as a Percentage of Base Salary

Gary L. Paxton	President and Chief Executive Officer	100%
Steven B. Hildebrand	Senior Executive Vice President and Chief Financial Officer	75%
John J. Foley	Senior Executive Vice President	70%
R. Scott Anderson	Senior Executive Vice President	70%

Generally, the executive class awards are weighted so that 80% of the pool is awarded based on the formula (i.e., a specified percentage of base salary) and 20% of the pool is awarded based on individual performance. Upon achievement of the specified target, management will recommend to the Compensation Committee individual participant awards for approval. It is anticipated that if the target is attained, the payout under the Incentive Compensation Plan would occur in February 2008.

The Incentive Compensation Plan also includes a mechanism for recovery of awards where a participant engages in “Detrimental Activity”.

The foregoing description of the Incentive Compensation Plan is qualified in its entirety by reference to the Incentive Compensation Plan attached hereto as Exhibit 10.124 and is incorporated herein by reference.

2007 Performance Shares Grant Agreements

On February 1, 2007, the Compensation Committee approved performance share grants for the three-year performance period from January 1, 2007 to December 31, 2009 (the “2007 Performance Agreement”) for certain officers, including each of the named executive officers of the Company, namely, Gary L. Paxton, Steven B. Hildebrand, R. Scott Anderson and John J. Foley. The 2007 Performance Agreement specifies the Company must attain certain metrics for the officers to be awarded common stock. The metrics are based on the Company’s total shareholder return compared to companies listed in the Russell 2000 Index, airport market share of the Company’s two vehicle rental brands, Dollar and Thrifty, non-airport revenue of Dollar and Thrifty, customer satisfaction and customer retention.

The foregoing description of the 2007 Performance Agreement is qualified in its entirety by reference to the form of Performance Shares Grant Agreement attached hereto as Exhibit 10.125 and is incorporated herein by reference.

Amendment to the Employment Continuation Agreement

As part of its annual compensation review, on February 1, 2007, the Compensation Committee approved the First Amendment to the Employment Continuation Agreement (the “Employment Continuation Agreement Amendment”) by and between the Company and Gary L. Paxton to, among other things, (1) amend the definition of Change in Control, (2) revise the time period in which Mr. Paxton may terminate employment with the Company following a Change in Control with a right to employment continuation compensation, and (3) revise certain outplacement services provided to Mr. Paxton following a Change in Control.

The foregoing description of the Employment Continuation Agreement Amendment is qualified in its entirety by reference to the Employment Continuation Agreement Amendment attached hereto as Exhibit 10.126 and is incorporated herein by reference.

Amendment to the Amended and Restated Employment Continuation Plan

As part of its annual compensation review, on February 1, 2007, the Compensation Committee approved Amendment Number 2 to Amended and Restated Employment Continuation Plan for Key Employees of the Company (the “Employment Continuation Plan Amendment”) to, among other things, (1) amend the definition of Change in Control, (2) revise the time period in which certain Key Employees may terminate employment with the Company following a Change in Control with a right to employment continuation compensation, (3) revise certain outplacement services provided to the Key Employee following a Change in Control, and (4) extend to certain Key Employees excise tax gross-up provisions contained therein.

The foregoing description of the Employment Continuation Plan Amendment is qualified in its entirety by reference to the Employment Continuation Plan Amendment attached hereto as Exhibit 10.127 and is incorporated herein by reference.

Amendment to the Amended and Restated Long-Term Incentive Plan and Director Equity Plan

As part of its annual compensation review, on February 1, 2007, the Compensation Committee approved the Second Amendment to Amended and Restated Long-Term Incentive Plan and Director Equity Plan (the “LTIP Amendment”) to amend the definition of Change in Control.

The foregoing description of the LTIP Amendment is qualified in its entirety by reference to the LTIP Amendment attached hereto as Exhibit 10.128 and is incorporated herein by reference.

Amendment to the Deferred Compensation Plan

As part of its annual compensation review, on February 1, 2007, the Compensation Committee approved the Fifth Amendment to Deferred Compensation Plan (the “Deferred Compensation Plan Amendment”) to amend the definition of Change in Control.

The foregoing description of the Deferred Compensation Plan Amendment is qualified in its entirety by reference to the Deferred Compensation Plan Amendment attached hereto as Exhibit 10.129 and is incorporated herein by reference.

Amendment to the Retirement Plan

As part of its annual compensation review, on February 1, 2007, the Compensation Committee approved the Sixth Amendment to Retirement Plan (the “Retirement Plan Amendment”) to amend the definition of Change in Control.

The foregoing description of the Retirement Plan Amendment is qualified in its entirety by reference to the Retirement Plan Amendment attached hereto as Exhibit 10.130 and is incorporated herein by reference.

ITEM 5.03          AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN

FISCAL YEAR

On February 1, 2007, the Board of Directors of the Company adopted the Second Amended and Restated Bylaws (the “Amended Bylaws”). The Amended Bylaws include, among other things, the following changes:

(a)

Article I, Section 9 - Procedures Governing Business of Meetings of Stockholders: Provisions were added (i) identifying that for a stockholder to bring business before the meeting such stockholder must be a stockholder of record at the time of giving notice, entitled to vote at the meeting and comply with notice procedures set forth in the Amended Bylaws and (ii) regarding special meetings of stockholders;

(b)

Article I, Section 10 – Notice of Stockholder Nominations: Provisions were added specifying that any stockholder notice for nomination for director would have to include a description of all direct and indirect compensation and other material agreements between such stockholder and beneficial owner and such stockholder must provide a completed and signed questionnaire, representation and agreement noted in Article I, Section 12;

(c)	Article I, Section 12 – Submission of Questionnaire, Representation and Agreement: Provisions were added detailing the requirements of such questionnaire, representation and agreement; and
(d)

Article I, Section 13 – General: Provisions were added defining “public announcement” and discussing that stockholders shall also comply with applicable requirements of the Securities Exchange Act of 1934, as amended.

The foregoing description of the Amended Bylaws is qualified in its entirety by reference to the Amended Bylaws attached hereto as Exhibit 3.2 and is incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

3.2	Second Amended and Restated Bylaws of Dollar Thrifty Automotive Group, Inc., adopted effective as of February 1, 2007

10.124	Dollar Thrifty Automotive Group, Inc. 2007 Incentive Compensation Plan

10.125	Form of Performance Shares Grant Agreement between the Company and the applicable employee

10.126	First Amendment to Employment Continuation Agreement dated as of February 1, 2007 between the Company and Gary L. Paxton

10.127	Amendment Number 2 to Amended and Restated Employment Continuation Plan for Key Employees of Dollar Thrifty Automotive Group, Inc. dated as of February 1, 2007

10.128

Second Amendment to Amended and Restated Long-Term Incentive Plan and Director Equity Plan approved by the Human Resources and Compensation Committee of the Board of Directors of Dollar Thrifty Automotive Group, Inc. on February 1, 2007

10.129	Fifth Amendment to Deferred Compensation Plan approved by the Human Resources and Compensation Committee of the Board of Directors of Dollar Thrifty Automotive Group, Inc. on February 1, 2007

10.130	Sixth Amendment to Retirement Plan approved by the Human Resources and Compensation Committee of the Board of Directors of Dollar Thrifty Automotive Group, Inc. on February 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

February 6, 2007	By:	/s/ STEVEN B. HILDEBRAND
Steven B. Hildebrand
Senior Executive Vice President, Chief Financial
Officer, Principal Financial Officer and Principal
Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.2	Second Amended and Restated Bylaws of Dollar Thrifty Automotive Group, Inc., adopted effective as of February 1, 2007

10.124	Dollar Thrifty Automotive Group, Inc. 2007 Incentive Compensation Plan

10.125	Form of Performance Shares Grant Agreement between the Company and the applicable employee

10.126	First Amendment to Employment Continuation Agreement dated as of February 1, 2007 between the Company and Gary L. Paxton

10.127	Amendment Number 2 to Amended and Restated Employment Continuation Plan for Key Employees of Dollar Thrifty Automotive Group, Inc. dated as of February 1, 2007

10.128

Second Amendment to Amended and Restated Long-Term Incentive Plan and Director Equity Plan approved by the Human Resources and Compensation Committee of the Board of Directors of Dollar Thrifty Automotive Group, Inc. on February 1, 2007

10.129	Fifth Amendment to Deferred Compensation Plan approved by the Human Resources and Compensation Committee of the Board of Directors of Dollar Thrifty Automotive Group, Inc. on February 1, 2007

10.130	Sixth Amendment to Retirement Plan approved by the Human Resources and Compensation Committee of the Board of Directors of Dollar Thrifty Automotive Group, Inc. on February 1, 2007